UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 20, 2002


			   Consumer Direct of America
	       (Exact name of Registrant as specified in charter)


	       Nevada              000-32745            88-0471353
	  (State of Other         (Commission          (IRS Employer
	    Jurisdiction         File Number)       Identification No.)
	 of Incorporation)


1506 N. Clinton St., Santa Ana,              92703
          California
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (714) 265-3920



			     Blue Star Coffee, Inc.
	       500 North Rainbow, Suite 300, Las Vegas, NV 89107
	 (Former Name or Former Address, if Changed Since Last Report)


Item 1.  Changes in Control of Registrant

     On February 20, 2002, Blue Star Coffee, Inc. (the "Company" or "BSCF") executed a Common Stock Purchase Agreement (the "Agreement") with Consumer Capital Holdings, Inc., a Nevada corporation ("CCH") involving a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act").

     BSCF and/or its designee(s) exchanged an aggregate of 19,093,863 newly issued and 1,864,122 previously issued and outstanding BSCF shares of common stock (the "BSCF Shares") for an aggregate of 12,989,000 issued and outstanding shares of common stock of CCH (the "CCH Shares"). The shares exchanged in this transaction shall be restricted securities as that term is defined in Paragraph (a)(3) of Rule 144, under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, an aggregate of 23,286,650 BSCF Shares shall then be issued and outstanding.

     As a result of the foregoing, and the matters ratified and approved by greater than a 50.1% majority of the stockholders of BSCF at a Special Meeting of Shareholders the post Closing capitalization of the BSCF Shares is anticipated to be as follows:

Authorized:           60,000,000  shares  of  par  value  $0.001 common stock


                             Shares              Percentage
Owned by CCH shareholders:  20,957,985            90.00%

Owned by BSCF shareholders:  2,328,665            10.00%


Total Issued and            23,286,650           100.00%
Outstanding:

     The Agreement contains the basic terms and conditions set forth herein together with such other representations, warranties, covenants, terms, indemnities and conditions as would be usual and customary for a transaction of this nature and which are mutually agreeable to the parties. In addition, the Agreement shall be subject to review authorization by the appropriate state and federal regulatory bodies.

     Within 30 days after the Closing Date, BSCF shall tender to CCH the resignation of each of the officers and directors of BSCF effective seriatim on that date, with such vacancies filled by the nominees of CCH.

Item 7(c).  Exhibits

     BSCF hereby amends its Form 8-K filed March 6, 2002, to include the Financial Statements, Pro Forma Financial Statements and Exhibits of Consumer Capital Holdings, Inc., by the Company acquired effective April 12, 2002.

Exhibits

     99.1 Stock Purchase Agreement executed February 20, 2002. Incorporated by reference to the Form 8-K filed on March 6, 2002.

     99.2 Consumer Direct of America (formerly known as Blue Star Coffee, Inc.) and Subsidiaries Pro Forma Unaudited Condensed Consolidated Financial Information for the year ended December 31, 2001.

     99.3 Consumer Capital Holdings, Inc. Report and Condensed Financial Statements for the year ended December 31, 2001.





                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 13, 2002

Consumer Direct of America

By: /s/ Michael A. Barron
       Michael A. Barron, President and Director